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                                                                  EXHIBIT 99.4









                         U S WEST NEWVECTOR GROUP, INC.

                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE QUARTER ENDED JUNE 30, 1996

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                U S West NewVector Group, Inc. and Subsidiaries
                      CONDENSED CONSOLIDATED BALANCE SHEETS
            June 30, 1996 (unaudited) and December 31, 1995 (audited)
                             (Dollars in Thousands)
--------------------------------------------------------------------------------

                                                           JUNE 30,        December 31,
                                                             1996             1995
                                                          ----------       -----------
ASSETS

Current assets:
     Cash                                                 $       --       $       --
     Trade accounts receivable, net                          144,153          142,210
     Federal income taxes receivable from affiliate            2,259           12,315
     Other                                                    39,906           42,853
                                                          ----------       ----------
                    Total current assets                     186,318          197,378
                                                          ----------       ----------
     Property, plant and equipment, net                      824,362          805,947
                                                          ----------       ----------
Other non-current assets:
     Goodwill, operating licenses and
       other intangible assets, net                          433,120          440,320
     Investments and other                                     9,077           11,741
                                                          ----------       ----------
                    Total other non-current assets           442,197          452,061
                                                          ----------       ----------
                    TOTAL ASSETS                          $1,452,877       $1,455,386
                                                          ==========       ==========



              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                 U S WEST NewVector Group, Inc. and Subsidiaries
                CONDENSED CONSOLIDATED BALANCE SHEETS (CONTINUED)
            June 30, 1996 (unaudited) and December 31, 1995 (audited)
                             (Dollars in Thousands)
--------------------------------------------------------------------------------

                                                                      JUNE 30,        December 31,
                                                                        1996             1995
                                                                     ----------       -----------
LIABILITIES AND SHAREOWNER'S EQUITY

Current liabilities:
     Notes payable                                                   $       --       $   13,125
     Trade accounts payable                                             125,542          163,056
     Accounts payable to affiliate                                       54,237           31,389
     Accrued taxes                                                       37,348           34,567
     Other current liabilities                                           75,043           59,990
                                                                     ----------       ----------
                    Total current liabilities                           292,170          302,127

Notes payable to affiliate                                                   --          553,098
Other liabilities                                                        21,187           26,304
                                                                     ----------       ----------
                    Total liabilities                                   313,357          881,529
                                                                     ----------       ----------
Minority interests in consolidated partnerships                          74,299           71,599
                                                                     ----------       ----------
Shareowner's equity:
     Common stock, no par, 43,000,000 shares authorized, one
       share issued and outstanding                                          --               --
     Additional paid-in capital                                       1,056,586          550,523
     Accumulated earnings (deficit)                                       8,635          (48,265)
                                                                     ----------       ----------
                    Total shareowner's equity                         1,065,221          502,258
                                                                     ----------       ----------
                    TOTAL LIABILITIES AND SHAREOWNER'S EQUITY        $1,452,877       $1,455,386
                                                                     ==========       ==========





              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                 U S WEST NewVector Group, Inc. and Subsidiaries
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            For The Three And Six Months Ended June 30, 1996 and 1995
                             (Dollars in Thousands)
                                   (Unaudited)
--------------------------------------------------------------------------------

                                                      THREE MONTHS ENDED              SIX MONTHS ENDED
                                                   JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
                                                     1996            1995            1996            1995
                                                   --------        --------        --------        --------
REVENUES:
     Cellular service                              $266,685        $207,197        $505,896        $392,659
     Cellular equipment                              23,466          20,670          48,165          37,400
                                                   --------        --------        --------        --------
                    Total revenues                  290,151         227,867         554,061         430,059
                                                   --------        --------        --------        --------
OPERATING EXPENSES:
     Cellular service                                35,887          29,560          73,217          60,501
     Cellular equipment                              32,510          24,087          65,271          41,980
     Selling, general and administrative            126,215         102,567         236,061         194,897
     Depreciation and amortization                   36,239          28,746          70,184          56,821
                                                   --------        --------        --------        --------
                    Total operating expenses        230,851         184,960         444,733         354,199
                                                   --------        --------        --------        --------
Operating income                                     59,300          42,907         109,328          75,860
                                                   --------        --------        --------        --------
OTHER INCOME (EXPENSE):
     Interest expense                                  (211)         (6,679)         (1,215)        (12,992)
     Other income (expense), net                       (108)          1,278            (325)          7,357
     Minority interests in income of
       consolidated partnerships                     (6,522)         (8,117)        (12,537)        (13,250)
     Equity in income (losses) of
       unconsolidated partnerships                     (193)           (205)            163            (410)
                                                   --------        --------        --------        --------
                    Total other expense              (7,034)        (13,723)        (13,914)        (19,295)
                                                   --------        --------        --------        --------
Income before income taxes                           52,266          29,184          95,414          56,565
Income tax provision                                (20,859)        (12,492)        (38,514)        (24,542)
                                                   --------        --------        --------        --------
                    NET INCOME                     $ 31,407        $ 16,692        $ 56,900        $ 32,023
                                                   ========        ========        ========        ========




              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                 U S WEST NewVector Group, Inc. and Subsidiaries
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                 For the Six Months Ended June 30, 1996 and 1995
                             (Dollars in Thousands)
                                   (Unaudited)
--------------------------------------------------------------------------------

                                                                 JUNE 30,         JUNE 30,
                                                                  1996             1995
                                                                ---------        ---------
OPERATING ACTIVITIES:
     Net income                                                 $  56,900        $  32,023
     Adjustments to net income:
          Depreciation and amortization                            70,184           56,821
          Bad debt provision                                       13,897           10,891
          Minority interests in income
            of consolidated partnerships                           12,537           13,250
          Equity in (income) losses of unconsolidated
            partnerships                                             (163)             410
          Deferred income taxes                                    15,868           23,963
          Changes in operating assets and liabilities:
               Accounts receivable                                (17,910)         (10,905)
               Accounts payable and accrued liabilities             7,673             (184)
               Other                                               (4,451)          29,351
                                                                ---------        ---------
                    Cash provided by operating activities         154,535          155,620
                                                                ---------        ---------
INVESTING ACTIVITIES:
     Expenditures for property, plant and equipment              (106,559)        (122,271)
     Cellular acquisitions                                             --          (32,345)
     Proceeds from sale or exchange of cellular interests           1,105            4,608
     Advances to unconsolidated partnerships                         (105)          (1,238)
     Other                                                           (495)           2,075
                                                                ---------        ---------
                    Cash used for investing activities           (106,054)        (149,171)
                                                                ---------        ---------
FINANCING ACTIVITIES:
     Capital contributions from limited partners                    1,264            4,241
     Capital distributions to limited partners                    (10,197)          (4,419)
     Proceeds from issuance of affiliate debt                          --          239,632
     Principal payments on affiliate debt                              --         (218,562)
     Principal payments on other debt                             (14,358)
     Equity infusion from affiliate                                12,588               --
     Dividends paid to affiliate                                  (37,778)         (27,341)
                                                                ---------        ---------
                    Cash used for financing activities            (48,481)          (6,449)
                                                                ---------        ---------

CASH:
     Change                                                            --               --
     Beginning balance                                                 --               --
                                                                ---------        ---------
     Ending balance                                             $      --        $      --
                                                                =========        =========





              THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.



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
                 U S WEST NewVector Group, Inc. and Subsidiaries
              Notes to Condensed Consolidated Financial Statements
                                  June 30, 1996
                             (Dollars in Thousands)



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

   The Condensed Consolidated Financial Statements have been prepared by U S WEST NewVector Group, Inc. and subsidiaries (the "Company") pursuant to the interim reporting rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally accompanying financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such SEC rules and regulations. In the opinion of the Company's management, the Condensed Consolidated Financial Statements include all adjustments, consisting of only normal recurring adjustments, necessary to present fairly the financial information set forth therein. It is suggested that these Condensed Consolidated Financial Statements be read in conjunction with the Company's 1995 Consolidated Financial Statements and notes thereto included in AirTouch Communications, Inc.'s Form 8-K dated July 2, 1996.

  Certain prior year presentations have been reclassified to conform to the current year presentation.

(2) RECAPITALIZATION OF DEBT

  Borrowings under the Company's credit facility with U S WEST, Inc. ("U S WEST") were replaced with equity on January 1, 1996, when U S WEST contributed capital of $553,098 to the Company.

(3) AIRTOUCH JOINT VENTURE

   During 1994, the Company signed a definitive agreement with AirTouch Communications, Inc. ("AirTouch") to combine their domestic cellular operations. The initial equity ownership of this cellular joint venture is expected to be approximately 74% AirTouch and 26% U S WEST. These initial ownership percentages may be subject to change based upon provisions contained within the U S WEST / AirTouch Joint Venture Agreement. The combination will take place in two phases. During Phase I, which commenced on November 1, 1995, the two companies are operating their cellular properties separately. A Wireless Management Company ("WMC") has been formed and is providing centralized services to both companies on a contract basis. In Phase II, AirTouch and the Company will each contribute their domestic cellular assets to the WMC. Contribution of certain non-wholly owned assets is subject to obtaining partnership approvals. The recent passage of the Telecommunications Act of 1996 has removed significant regulatory barriers to completion of Phase II of the business combination. The Company expects that Phase II closing could take place by the end of 1996 or early 1997.




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